Vanguard Total Corporate Bond ETF
Supplement Dated March 4, 2025, to the Prospectus and Summary Prospectus Dated March 4, 2025
Important Announcement Concerning Vanguard Total Corporate Bond ETF

Vanguard Total Corporate Bond ETF (the Fund) recently changed its investment strategy and will no longer seek to obtain its exposure to the bonds held in the Bloomberg U.S. Corporate Bond Index (Index) by investing all, or substantially all, of its assets in three underlying ETFs (Vanguard Short-Term Corporate Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF). Instead, the Fund will seek to track the Index by investing all, or substantially all, of its assets directly in the bonds that comprise the Index. However, as the Fund seeks to implement this change, the Fund will temporarily depart from its stated investment strategy and will continue to invest all, or substantially all, of its assets in the three underlying Vanguard ETFs (the Transition Period).
Upon completion of the Transition Period, the Fund will begin investing according to its stated investment strategy.

© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 985C 032025